Exhibit                                          Page(s) of this Form or
Number     Exhibit Description                   Report Previously Filed*
_______    ___________________                   ________________________

3          Articles of Incorporation, as
           amended, and Bylaws


           (a) Articles of Incorporation         Form 10-QSB for quarter
               as amended                        ended September 30, 1995
                                                 as filed November 6, 1995

           (b) Bylaws as amended                 Form 10-QSB for quarter
                                                 ended March 31, 1998
                                                 as filed May 15, 1998

4          Instruments defining the rights of
           Security holders including
           debentures

           (a) Excerpts from Articles of         Form 10-QSB for quarter
               Incorporation as amended          ended September 30, 1995
                                                 as filed November 6, 1995

           (b) Excerpts from Bylaws as           Form 10-QSB for quarter
               amended                           ended March 31, 1998
                                                 as filed May 15, 1998

10         Material Contracts
           (a) Letter Agreement, dated           Form 8-K
               December 29, 1992 between         filed January 21, 1993
               American Gold Resources
               Corporation and the Registrant

           (b) Assignment of Exploration         Form 8-K
               Agreement dated effective         filed January 21, 1993
               December 30, 1992 (Executed
               January 11, 1993) between the
               Registrant and American Gold
               Resources Corporation

           (c) Exploration Agreement between     Form 8-K
               North Lily Mining Company and     filed January 21, 1993
               American Gold Resources
               Corporation dated June 6, 1991

           (d) Purchase Agreement by and among   Form 10-QSB for the quarter
               Southwestern Gold U.S.A., Inc.,   ended June 30, 1995
               Southwestern Gold Corporation     as filed August 11, 1995
               and the Registrant dated
               May 19, 1995

           (e) Mining Lease dated December 19,   Form 10-KSB for the year
               1995 between the Registrant and   ended December 31, 1995
               Robert A. Lufkin                  as filed March 29, 1996

           (f) 1995 Stock Option Plan**          Proxy Statement dated
                                                 June 13, 1995
                                                 as filed June 14, 1995

           (g) Form of Stock Option Agreement**  Form 10-KSB for the year ended December 31, 1995
                                                 as filed March 29, 1996

           (h) Amendment to Letter Agreement     Form 10-KSB for the year
               dated December 29, 1992 between   ended December 31, 1996
               American Gold Resources           as filed March 27, 1997
               Corporation and the Registrant

           (i) Heads of Agreement dated          Form 10-KSB for the year
               November 22, 1996 by and between  ended December 31, 1996
               Echo Bay Exploration Inc., and    as filed March 27, 1997
               the Registrant relating to the
               Jessup Property

           (j) Americomm Cheyenne River          Form 10-QSB for the quarter
               Prospect Agreement by and         Ended June 30, 1998
               among the Registrant, Fred        As filed August 12, 1998
               S. Jensen, Richard A. Bate,
               A. R. Briggs and Thomas L.
               Thompson

28         Common stock certificates             Amendment No. 2 Form 10
                                                 Registration Statement filed
                                                 September 17, 1992

*          Incorporated herein by reference

**         Compensatory plan or arrangement